UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2020

J.JILL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38026 (Commission File Number)	45-1459825 (I.R.S. Employer Identification No.)

4 Batterymarch Park
Quincy, MA 02169
(Address of principal executive offices) (Zip Code)
(617) 376-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	JILL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 4, 2020, J.Jill, Inc. (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to the offer letter between the Company and James Scully, dated December 4, 2019 (the “Offer Letter”), to extend the term of Mr. Scully’s employment as Interim Chief Executive Officer of the Company, such that the initial term (the “Initial Term”) of Mr. Scully’s employment shall terminate on February 15, 2021 (the “Termination Date”). If the Company employs a permanent (non-interim) Chief Executive Officer prior to the Termination Date, Mr. Scully will serve as a Special Advisor to the permanent (non-interim) Chief Executive Officer through the end of the Initial Term. Under the Fourth Amendment, Mr. Scully will receive a guaranteed salary, at the rate of $100,000 per month, through the Termination Date, in addition to what he has already been paid, subject to any salary reductions applicable to senior executives. Under the terms of the Fourth Amendment, Mr. Scully is eligible to earn an annual bonus for fiscal year 2020, with a target bonus of $1.2 million (prorated for any partial year of employment, with service credit given beginning March 4, 2020); provided, that the total amount of Mr. Scully’s annual bonus in respect of the Company’s 2020 fiscal year will not be less than $900,000. Upon the termination of the Initial Term, Mr. Scully will receive a transition bonus of $600,000, payable within 15 days following the effective date of the Fourth Amendment. The Company further agreed to reimburse up to $7,500 in legal fees related to negotiation of the Third Amendment and up to $20,000 per month for travel and other agreed-upon expenses.

The foregoing is only a summary of the arrangements with Mr. Scully and does not purport to be complete and is qualified in its entirety by reference to the full text of the underlying agreements.  The Fourth Amendment will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ending January 30, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 7, 2020
J.JILL, INC.

By:	/s/ Mark Webb
Name:	Mark Webb
Title:	Executive Vice President and Chief Financial Officer